

Targeted Medical Pharma, Inc.

Innovators in Pharmaceutical Technology

May 2014

Safe Harbor Statement, Non-GAAP Financial Measures and Trademarks

Safe Harbor Statement

This document does not constitute or form part of an invitation or recommendation to subscribe for or purchase any securities of Targeted Medical Pharma, Inc. ("Targeted Medical Pharma", "TMP" or "the Company"). This document was prepared exclusively for the benefit and internal use of investors in order to evaluate the feasibility of a possible transaction or transactions and does not carry any right of publication or disclosure to any other party. This document is incomplete without reference to, and should be viewed in conjunction with, the oral briefing provided by TMP, the Company's public filings with the Securities and Exchange Commission (the "SEC") and press releases. This presentation may not be used for any other purpose without the prior written consent of Targeted Medical Pharma.

In preparing this document we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us or otherwise reviewed by us. The information contained in this document has been taken from sources deemed to be reliable. We do not represent that such information is accurate or complete and it should not be relied on as such. Any opinions expressed herein reflect our judgment at this date, all of which are subject to change. We have based the forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and with respect to specific factors identified in this presentation and in the Company's filings with the SEC, specifically the reported risk factors, that may cause our actual results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Actual results in each case could differ materially from those currently anticipated in such statements.

Non-GAAP Financial Measures

In this presentation, TMP uses the non-GAAP measures adjusted EBITDA and adjusted earnings per share. TMP believes these non-GAAP financial measures are helpful in understanding its past financial performance and its potential future results. They are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with the consolidated financial statements prepared in accordance with GAAP. TMP's management regularly uses these supplemental non-GAAP financial measures internally to understand, manage and evaluate its business and make operating decisions.

TMP believes that the use of these non-GAAP measures enhances the ability of investors to compare its results from period to period. Investors should note that adjusted EBIDTA and adjusted earnings per share, as used by TMP, may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by TMP' competitors and other companies. The non-GAAP historical financial measures may exclude amortization of intangible assets, share-based compensation, transaction related costs, non-cash interest expense, loss on extinguishment of debt, and the effect of change in the timing of when certain revenue was recognized. The non-GAAP 2012 financial guidance may excludes amortization of intangible assets, share-based compensation, transaction and integration costs, purchase accounting inventory step-up adjustments and the tax effect of these adjustments to GAAP net income.

Trademarks

All products named in this presentation are protected under trademark including those not marked "TM".

Company Overview

- Biotechnology company that develops prescription medical foods for treatment of chronic disease
  - Including pain syndromes, sleep , cognitive disorders and obesity
  - Safe option for treatment without significant side effects
- FDA regulated products on the market generating revenue
  - Does not require FDA pre-approval
  - Low cost development platform
  - Robust pipeline and patent portfolio
- FDA GRAS/GRAE ingredients (Generally Recognized As Safe and Effective)
- Diversified sales/distribution channels
- Diversified sources of reimbursement



Corporate Profile

Targeted Medical Pharma, Inc.	OTC QB: TRGM
Corporate Headquarters	Los Angeles, CA
Stock Price (3-28-2014), 52-Week Range	$0.84; $0.49 - $5.10
Shares Outstanding	26.3 M
Average Daily Volume (13Wks)	12,459
Market Capitalization (3-28-2014)	$22.1M
Debt at 12-31-13	$5.5M
Cash at 12-31-13	$492k
Enterprise Value	$26.9M
Revenue/EBITDA (Year Ended 12-31-2013)	$9.6M / ($2.7M)
Full-time Employees	57
Fiscal Year Ends	December 31st
Accounting Firm	Marcum, LLP

Key Management



William Shell, M.D.

Co-Founder, CEO and Chief Science Officer

- **USAF American Soviet Exchange Program** – First physician representative in Moscow
- **Keesler Air Force Base** –Director of Coronary Case Unit
- **Cedars Sinai Medical Center** – Dir. of Cardiovascular Biochemistry Research Laboratories
- **Interactive Medical Technologies** - Chairman and Chief Science Officer
- **Beverly Glen Medical Systems** – Chief Science Officer
- **Board Certified** - Internal Medicine and Cardiology
- **University of California Los Angeles** - Associate Professor
- **Conducted more than 100 clinical trials**
- **Dr. Shell's innovations have led to 16 issues patents and 6 pending**
- **Published 99 peer-reviewed scientific papers and wrote chapters in 17 books**
- **University of Michigan Medical School** – M.D.
- **National Institutes of Health** – Fellow ship under Dr. Eugene Braunwald and member CK-MB team



David Silver, M.D.

President and Chief Operating Officer

- **University of California Los Angeles** - Associate Professor
- **Cedars-Sinai Medical Center** – Clinical Chief of Rheumatology and Dir. of Chronic Pain Rehabilitation Program
- **Osteoporosis Medical Center** - Associate Director
- **American College of Rheumatology** – Scientific Advisory Committee Member
- **Conducted more then 100 clinical trials**
- **Nationally-recognized expert on pain, fibromyalgia and PTSD**
- **Boston University** – BA in Medical Sciences with minor in Economics
- **Boston University School of Medicine** – M.D.
- **Northwestern University** – Residency in Internal Medicine
- **Cedars Sinai Medical Center** – Fellowship in Rheumatology
- **Board Certified** - Internal Medicine and Rheumatology



William Horne

Chief Financial Officer

- **OptimisCorp** – Chief Financial Officer
- **Patient Safety Technologies** (OTCBB:PSTX) – CFO and Interim CEO
- **Alaska Wireless Communications** - Managing Member and CFO
- **Apex Financial Management** – CFO and Founding Member
- **Phoenix Partners VC** – Chief Financial Officer
- **Price Waterhouse, LLP** – Accountant
- **U.S. Marine Corps**
- **Seattle University** – BA Business Administration, Magna Cum Laude

Board of Directors

INDEPENDENT DIRECTORS

Maurice J. DeWald
Chairman of the Board
KPMG - Regional Managing Partner
Serves on the board of director of several healthcare companies

Arthur R. Nemiroff, CPA
Chairman of the Audit Committee
BDO USA LLP - Partner
City of Hope Medical Center - Director and Audit Committee Member

Donald J. Webster
Chairman of the Nominating and Corporate Governance Committee
Chevron Corporation - General Manager of Procurement

Thomas R. Wenkart, M.B.B.S.
Chairman of the Compensation Committee
Macquarie Health Corporation - Chairman

NON-INDEPENDENT DIRECTORS

William Shell, M.D.
CEO and Chief Science Officer

David Silver, M.D.
President and Chief Operating Officer

Kim Giffoni
Co-founder and Executive Vice President
NutraCorp Scientific – President
Giffoni Development Company - CEO



Physician Supervised Medical Foods

Medical foods are FDA-regulated medications intended for the dietary management of a disease that has distinctive nutritional needs that cannot be met by normal diet alone as defined in the Food and Drug Administration's 1988 Orphan Drug Act Amendments.


AppTrim
Theramine
Hypertensa

- Must make a disease claim
- Require ongoing physician supervision
- Do not require FDA pre-approval
- Enteral administration
- FDA GRAS/GRAE ingredients (Generally Recognized As Safe and Effective)
- Address specific nutritional deficiencies

Targeted Cellular Technology®

Five-component System for Efficient Uptake and Utilization of Amino Acids


neurotransmitters held in storage
neurotransmitters
synapse
change in potential
binding
release
Receptor site

The Five Components of TCT:

1. Neurotransmitter precursor
2. Uptake Stimulator
3. Neuron activator
4. Adenosine brake inhibitor
5. Attenuation inhibitor

Milligram Quantities → *Reduced Attenuation* → *Improved Efficacy*

Amino Acids Are the
Precursors to Neurotransmitters >>

5 HTP →	Serotonin
Choline →	Acetylcholine
Arginine →	Nitric Oxide
Tyrosine →	Catecholamine
GABA →	GABA
Histidine →	Histamine

Current Products

Therapeutic Area	Product	Product Class	% of Monthly Doses**
Pain and inflammation	Theramine	Medical Food	42%
Sleep Disorders	Sentra PM / GABAdone	Medical Food	24%
Osteoarthritis	Trepadone	Medical Food	12%
Cognitive Disorders, Fatigue, Vision	Sentra AM	Medical Food	11%
Metabolic Disorders / Obesity	AppTrim and AppTrim-D	Medical Food	8%
Hypertension	Hypertensa	Medical Food	2%
Viral Infection / Impaired Immunity	ListerV	Medical Food	1%
Neuropathy	Percura*	Medical Food	1%
Nasal Congestion	ClearWayz Oral†	Dietary Supplement	< 1%

* First Known Oral Stimulation of Stem Cells

** Cumulative for 2010 to 2012, and including convenience kits

† Direct-to-Consumer

Pipeline Products

Product	Indication	Platform	Global Market Value*	Expected Commercialization
ASD-AA	Autism	Quick Release Wafer	$26 B +	Q3'2014
AP-113† (New oral delivery system)	Appetite Suppression	Quick Release Wafer	$390 B +	Q4' 2014
ESS-1818*††	Chronic Anemia	Capsule	$10 B +	Q1' 2015
Pulmona New	Asthma	Capsule	$12 B +	Q2' 2015
Oral IGF1††	Diabetes	Capsule	$15 B +	Q3' 2015
PARK -AA	Parkinson's Disease	Capsule	$3 M +	Q4' 2015
ALZ- AA	Alzheimer's Disease	Capsule	$10 B +	Q4' 2015

† † Enteral alternative to injection therapies
* Estimated global market value

Clearwayz™

First Direct to Consumer Product



Clearwayz™
Nasal Congestion & Sinus Relief†
Supports Healthy Sinus and Immune Function†
Non-Drowsy
30 Capsules
Dietary Supplement



Clearwayz
Nasal Congestion & Sinus Relief
Supports Healthy Sinus and Immune Function
Non-Drowsy
30 Capsules

Rapid inhibition of nasal congestion with food based pharmaceuticals

www.clearwayz.com

Medical Foods: Meeting Physician & Patient Demand

NEEDS
- *Improve patient outcomes*
- *Reduce negative side effects*
- *Lower costs of care*

SOLUTIONS
- Nutritional management of disease
- Safe, effective treatments
- Reduce dosage of opiates
- Improved adherence




AppTrim
Theramine



Low-Cost, Shorter Time to Market

Medical Foods Have a Shorter Time to Market due to GRAS/GRAE status

Development and Testing (1 to 2 yrs)	Database Registration (3 to 6 mos)	Revenue and Post-Marketing MedWatch (Milestone)	**Medical Food 1 to 2.5 yrs**

Development and Testing (1 to 2 yrs)	IND Submission (Milestone)	Phase 1 to 3 Trials (6 to 7 yrs)	FDA Review (1 to 2 yrs)	Database Registration (3 to 6 mos)	Revenue and Post-Marketing MedWatch (Milestone)	**Drug 8 to 12 yrs**

Platform Technologies

Targeted Cellular Technology (TCT)	• Targeted Cellular Technology is a patented formulation that allows reduced concentrations of amino acids to promote the production of neurotransmitters in the body.
Targeted Amino Acid Therapy (TAT)	• The use of amino acid as to orally stimulate progenitor stem cells.
Oral Pharyngeal Delivery System (OPDS)	• A unique oral delivery system that reduces time to onset and dose of amino acids.

Intellectual Property Highlights

Seven Patents Issued

- 4 USPTO neurotransmitter-specific patents covering *Targeted Cellular Technology*® (TCT)
- 1 Japanese patent covering TMP's *Targeted Cellular Technology*®
- 1 USPTO patent covering the convenience pack presentation
- 1 USPTO Billing methodology for physician dispensing of medication


TCT
NTr
NTr
NTr
NTr





[1] *Targeted Cellular Technology*® is a five-component system the stimulates the uptake and utilization of amino acids. It enables efficacy from microgram quantities of amino acids.

Three Patents Pending

TAT-related patents:

- Stimulation of RBC production*
- Oral Insulin / Insulin Resistance*
- Neuropathy treatment







*First Known Oral Stimulation of Stem Cells

Reimbursement Channels

Category	Payers
Channel Types	☑ Workers' Compensation ☑ Private Insurance ☑ Medicare Secondary Insurance Plans
Top PBMs	☑ Rx Solutions ☑ Medco ☑ Caremark ☑ Catamaran (Walgreens) ☑ MedImpact ☑ Express Scripts
Top Medical Plans	☑ Cigna ☑ BlueCross/Blue Shield ☑ United Healthcare ☑ Aetna ☑ Health Net
Government Reimbursement	☑ Medicare Advantage / Secondary ☑ DOD / VA ☑ Medicaid ☐ Tricare

→ **Collections**

Blue = Current payers ☑
Black = In process

Geographic Presence and Potential


0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Proportion of Sales

With limited sales resources, TRGM has sold product into only a fraction of its potential market.

The core purpose of funding is sales expansion.

CMFG 18 month Billing Cycle



$2,000,000.00
$1,800,000.00
$1,600,000.00
$1,400,000.00
$1,200,000.00
$1,000,000.00
$800,000.00
$600,000.00
$400,000.00
$200,000.00
$-
Dollars
Nov (12)
Dec (12
Jan (13)
Feb (14)
Mar (13)
Apr (13)
May(13)
Jun(13)
July (13)
Aug (13)
Sept (13)
Oct (13)
November (13)
December (13)
January (14)
February (14)
March (14)
April (14)
Amount Billed
Revenue

Medicalfoodorders.com Revenue Growth



$12,000.00
$10,000.00
$8,000.00
$6,000.00
$4,000.00
$2,000.00
$-
dollars
1-Jan
1-Feb
1-Mar
1-Apr

	14-Jan	14-Feb	14-Mar	14-Apr
Total Revenue	$3,111.25	$4,341.81	$6,937.94	$11,161.24
Unique Visitors	302	811	925	412
Orders	14	19	31	38
Conversion Rate	4.64	2.34	3.35	9.22

Balance Sheet

Balance Sheet as of 12/31/13 (In Thousands)					
ASSETS			**LIABILITIES**		
Cash	$	492	Accounts Payable	$	1,498
Accounts Receivable, net		269	Accrued Liabilities		5,655
Inventories		596	Notes Payable, current		4,079
Prepaid Income Taxes		901	Other Current Liabilities		29
Other Current Assets		372	**Total Current Liabilities**		**11,261**
Total Current Assets		**2,630**	Notes Payable, less current		755
			Total Liabilities		**12,016**
Property & Equipment		1,211	Common Stock		26
Accumulated Depreciation		(976)	Additional Paid-In Capital		15,077
Total Property & Equipment, net		**235**	Accumulated Deficit		(22,121)
Intangible Assets, net		2,133	**Total Stockholders' Deficit**		**(7,018)**
Total Assets	**$**	**4,998**	**Total Liabilities and Stockholders' Deficit**	**$**	**4,998**

Income Statement

Income Statement (In Thousands)								
	For the Three Months Ended							
	Mar. 31, 2012	June 30, 2012	Sept. 30, 2012	Dec. 31, 2012	Mar. 31, 2013	June 30, 2013	Sept. 30, 2013	Dec. 31, 2013
Product Revenue	$ 1,273	$ 1,331	$ 1,812	$ 2,024	$ 2,479	$ 1,647	$ 1,950	$ 2,430
Service Revenue	102	117	264	372	332	270	244	203
Total Revenue	**1,375**	**1,448**	**2,076**	**2,396**	**2,811**	**1,917**	**2,194**	**2,633**
Cost of Goods Sold	635	621	1,116	829	898	735	633	722
Gross Profit	**740**	**827**	**960**	**1,567**	**1,913**	**1,182**	**1,561**	**1,911**
Research and Development	27	30	37	40	32	34	104	59
Selling, General and Administrative	2,284	2,494	2,431	2,891	2,389	2,966	2,962	1,862
Total Operating Expenses	**2,311**	**2,524**	**2,468**	**2,931**	**2,421**	**3,000**	**3,066**	**1,921**
Loss from Operations	**(1,571)**	**(1,697)**	**(1,508)**	**(1,364)**	**(508)**	**(1,818)**	**(1,505)**	**(10)**
Interest Income (Expense)	(76)	(1,867)	(326)	70	(90)	(152)	(239)	492
Change in Fair Value of Warrant Liability	—	—	11	(4,444)	88	33	22	15
Total Other Income (Expenses)	**(76)**	**(1,867)**	**(315)**	**(4,374)**	**(2)**	**(119)**	**(217)**	**507**
Loss Before Income Taxes	**(1,647)**	**(3,564)**	**(1,823)**	**(5,738)**	**(510)**	**(1,937)**	**(1,722)**	**497**
Income Tax Expense (Benefit)	(671)	(739)	(582)	(1,194)	(240)	5,905	1	—
Net Loss	**$ (976)**	**$ (2,825)**	**$ (1,241)**	**$ (4,544)**	**$ (270)**	**$ (7,842)**	**$ (1,723)**	**$ 497**

EBITDA

EBITDA (In Thousands)	Three Months Ended December 31,		Year Ended	
	2013	2012	Dec. 31, 2013	Dec. 31, 2012
NET INCOME (LOSS)	$ 497	$ (4,544)	$ (9,338)	$ (9,586)
Depreciation of Property and Equipment	35	41	143	187
Amortization of Intangibles	68	61	269	249
Income Tax Benefit	—	(1,194)	5,667	(3,186)
Interest, net	(507)	4,374	(170)	6,632
Stock Based Compensation	37	274	745	1,154
Net Income (loss) Before Interest, Taxes, Depreciation and Amortization, and Stock Based Compensation	$ 130	$ (988)	$ (2,684)	$ (4,550)

Off-Balance Sheet Asset: Contract Receivables

Contract Receivables are amounts due but not yet recognized as revenue

Monthly collections are approximately 1.5% to 2.0%

Contract receivables are constantly rejuvenated by additional shipments

Collected amounts impact bottom-line operating revenue almost directly

Shipments: Contract Receivables

Collections: Recognized Revenue



$8.3 million as of December 31, 2013 Supported by existing claims.

Improving the Reimbursement Mix

Diversification of Payers → Revenue Stability



5%
20%
75%
5%
35%
60%
5%
10%
30%
55%
15%
15%
35%
35%
2011
2012
2013
2014
Workers Compensation
Private Insurance
Medicare Part D
DOD / VA

Near-Term Goals



Grow sales to physicians with well-insured (PPO) patients

- A National Sales Manager was hired in March
- A contract was signed to accelerate cash collections
- We are contemplating the acquisition of a distributor network

Increase sales of a dietary supplement product(s)

Continue development of stem-cell products

- Stimulation of red blood cell production

Grow national sales force

- HI and WA are performing, next are NV and AZ

Financial Targets

- 50% annual revenue growth
- 70% gross margins

Investment Considerations

Revenue Growth

HIGH DEMAND PRODUCTS ADDRESSING LARGE MARKETS

DIVERSIFIED, GROWING SALES

GROWING ADOPTION OF MEDICAL FOODS

Revenue Security

DIVERSIFIED REIMBURSEMENT SOURCES

SPECIALTY REIMBURSEMENT OPERATIONS

Profitability

LOW-COST, HIGH-SPEED PRODUCT DEVELOPMENT PLATFORM

TRACK RECORD OF EXCELLENT COST CONTROLS

Robust Patent Portfolio and Pipeline

BROAD-REACHING PATENTS AND ROBUST PIPELINE

PROVEN SAFETY AND EFFICACY THROUGH CLINICAL TRIALS



"Better health through medical foods"

Contact

2980 Beverly Glen Circle, Suite 301
Los Angeles, CA 90077

Telephone: 310-474-9809
Fax: 310-474-3869

investors@tmedpharma.com

Brand site: www.ptlcentral.com
Company site: www.tmedpharma.com

Appendix

- Business Team
- Key Links
- Percura – Progenitor cell stimulant
- Alternative to Narcotic Pain Medications
- Progenitor Cell Pathways
- Clinical Trial: Sentra PM® and Trazodone (Trazamine®)
- Clinical Trial: Theramine® with Ibuprofen (Theraprofen®)
- Pain Reduction with Theramine®
- Inflammation Reduction with Theramine®
- Clinical Trial: Theramine® with Ibuprofen (Theraprofen®)
- Disability Reduction with Theramine® and Naproxen (Theraproxen®)
- Pharmacoeconomic Analysis of Theramine
- Clinical Trial: Sentra PM® and Trazodone (Trazamine®)
- Pipeline: Initial Data Indicating ESS-1818 Increases Red Blood Cell Production
- Autism Product
- Autism Spectral Disorder – Pilot
- Appetite Suppression Product

Business Team

Legal Counsel

FDA — Buchanan Ingersoll & Rooney PC, Attorneys & Government Relations Professionals

HEALTHCARE — Hooper, Lundy & Bookman, PC, Health Care Lawyers

HEALTHCARE — NH Nelson Hardiman, LLP

SECURITIES — EGS

Accounting

AUDITORS — MARCUM, Accountants ▲ Advisors

Investor Relations and Public Relations

INVESTOR RELATIONS — STONEGATE

ProActive Capital Group, LLC

Vista Partners

Key Links

- Company website: http://www.targetedmedicalpharma.com/

- FDA definition of medical food:
  http://www.fda.gov/Food/GuidanceRegulation/GuidanceDocumentsRegulatoryInformation/MedicalFoods/

- Public filings: http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001420030&owner=exclude&count=40&hidefilings=0

- Clearwayz Commercial: http://youtu.be/z7MBQcJB2Mo

Percura – Progenitor cell stimulant


Physician Global Assessment Visual Analog Scale
0
-5
-10
-15
-20
-25
-30
-35
Pain
Numbness
-29.5
-23.1
Pain
Numbness

In a clinical outcomes study of ***Percura***, patients with peripheral neuropathy experienced a reduction in pain and numbness over a 21 day period as measured by a 100 point Physician Global Assessment Visual Analog Scale.

Alternative to Narcotic Pain Medications

- ***Percura*** can be used as an adjunct therapy to a low dose opioid pain medication

- ***Percura*** can be used as a replacement therapy for other ineffective or dangerous pain medications



Transmitting Neuron
neurotransmitters held in storage
receptor sites
Receiving Neuron

Progenitor Cell Pathways

Progenitor cells are developmentally committed to a cell line but are undifferentiated or immature in comparison to those cells that have differentiated and matured into specialized cells. Progenitor cells are multipotent or unipotent.

Activation of neuronal progenitor cells through growth factors such as creatine can lead to increased cell division important for the repair process in peripheral sensory nerves.*



*Murakami, et al. *Transplanted neuronal progenitor cells in a peripheral nerve gap promote nerve repair.* Brain Research, 2003.

Clinical Trial: Sentra PM® and Trazodone (Trazamine®)



Less Morning Grogginess
Time (min)
30
20
10
0
-10
-20
-30
-40
2.8
18.9**
-19.3**
-28.4**
**p<0.01
n=111
pla/pla
pla/tra
Sentra PM/pla
Sentra PM/tra
Change in Visual Analog Scale (VAS) Negative change indicates reduced grogginess



Source: Shell, et al., "Sentra PM and Trazodone for the management of Sleep Disorders" Journal of Central Nervous System Disease; 2012:4

Clinical Trial: Theramine® with Ibuprofen (Theraprofen®)



Roland Morris Score After 28 Days
Change in VAS from Day 1 to day 28
2
0
-2
-4
-6
-8
-10
0.1
Ibuprofen
Theramine
Combination
-6.2
-9.1
n=122
p<(0.01)



Source: Shell, et al., "A Double-Blind Controlled Trial of a Single Dose Ibuprofen and an Amino Acid Medical Food Theramine for the Treatment of Low Back Pain; Publication pending, 2010.

Pain Reduction with Theramine®



Percent Reduction of Roland-Morris Pain Index
10
0
-10
-20
-30
-40
-50
-60
-70
Percent (%)
2.95
-44
-65
* p<0.05
n=126
Naproxen
Theramine
Both

Source: Shell, et al.,"A Double-Blind Controlled Trial of a Single Dose Naproxen and an Amino Acid Medical Food Theramine for the Treatment of Low Back Pain"; American Journal of Therapeutics; 2012 108-114



Inflammation Reduction with Theramine®


Change in hsCRP from Baseline at 28 Days
200
150
100
50
0
-50
-100
Percent (%)
184.5
-16.7
-78.6
p<0.01
n=126
Naproxen
Theramine
Both



Source: Shell, et al.,"A Double-Blind Controlled Trial of a Single Dose Naproxen and an Amino Acid Medical Food Theramine for the Treatment of Low Back Pain"; American Journal of Therapeutics; 2012 108-114

Clinical Trial: Theramine® with Ibuprofen (Theraprofen®)


Change in Blood Concentration of Amino Acids
35
30
25
20
15
10
5
0
Arginine
Serine
Histidine
Tryptophan
DAY 1
DAY 28
NORMAL

Patients with pain syndromes have decreased levels of the amino acids required for production of pain modulating neurotransmitters. Improving amino acid levels correlates with a decrease in pain and inflammation.

Source: Shell, et al., "A Double-Blind Controlled Trial of a Single Dose Ibuprofen and an Amino Acid Medical Food Theramine for the Treatment of Low Back Pain; Publication pending, 2010.

Disability Reduction with Theramine® and Naproxen (Theraproxen®)



Change in Oswestry Disability Index Score at 28 Days
0
-10
-20
-30
-40
-50
-60
-70
Percent (%)
-3.4
-32.9
-60.5
p<0.05
n=126
Naproxen
Theramine
Both



Source: Shell, et al.,"A Double-Blind Controlled Trial of a Single Dose Naproxen and an Amino Acid Medical Food Theramine for the Treatment of Low Back Pain"; American Journal of Therapeutics; 2012 108-114

Pharmacoeconomic Analysis of Theramine

Use of Theramine Potentially Reduces the Cost of Care by >30%

Estimated Comparative Annual Treatment Cost				
	Theramine		NSAID	
Product	$	633,600,000	$	36,000,000
GI Bleed Treatment		-		225,000,000
Protective Medications		-		432,000,000
Laboratory Testing		1,000,000		75,000,000
Negative GI Workup		-		144,000,000
Total	**$**	**634,600,000**	**$**	**912,000,000**


THERAMINE

Over 45,000,000 capsules administered with no reported G.I. bleeds or deaths.

Sources: Silver DS, et al. Theramine (A Medical Food) Versus Non-Steroidal Anti Inflammatory Agents in Elderly Patients: A Pharmacoeconomic Analysis/ Journal of Pharmacy Research 2012,5(5),2806-2809; and Gaskin DJ, Richardy P. The Economic Costs of Pain in the United States/ The Journal of Pain, Vol 13, No 8 (August), 2012: pp 715-724

Clinical Trial: Sentra PM® and Trazodone (Trazamine®)



Sleep Quality (PSQI[1])
Change from Baseline at Day 14
10-Point Scale
7
6
5
4
3
2
1
0
1.0
2.0
3.9**
6.5**
**p<0.01
n=111
Placebo
Trazodone
Sentra PM
Both



[1]Pittsburgh Sleep Quality Index
Source: Shell, et al., "Sentra PM and Trazodone for the management of Sleep Disorders" Journal of Central Nervous System Disease; 2012:4

Pipeline: Initial Data Indicating ESS-1818 Increases Red Blood Cell Production



Increased Reticulocyte Count in Healthy Volunteers[1]
120,000
100,000
80,000
60,000
40,000
20,000
-
1
2
5
7
17
Treatment Initiated
Treatment Discontinued



Primitive Reticulocytes
(illustration)

[1] Effect on one patient in pre-clinical trials. Pre-clinical trials resulted in an 80% response rate.

Source: Initial data from an open label study of an oral amino acid-based erythrocyte stimulating system (ESS) for the treatment of chronic anemia; 2013.

Autism Product


Number of Events Involving
Anger, Frustration, and Self-Directed Aggressive Behavior
5
4
3
2
1
0
Initiation of Treatment
1
2
3
4
5
6
7
8
Day

- Nutritional Deficiency
- Initial Data
- Development Status
- Distribution Channels

Autism Spectral Disorder - Pilot

Investigator Initiated Observations:

- 34 patients aged 7- 21
- ASD symptoms including mood disorders, explosive behavior and social isolation
- 33 experienced a significant reduction of symptoms
- Compared to baseline the average improvement was 83%
- The range was 50 to 100 %

Appetite Suppression Product



Appetite Suppression Effect
170
168
166
164
162
160
158
156
154
152
Weight (Pounds)
8/8/2013
8/9/2013
8/10/2013
8/11/2013
8/12/2013
8/13/2013
8/14/2013
8/15/2013
8/16/2013
8/17/2013
8/18/2013
8/19/2013
8/20/2013
8/21/2013
8/22/2013
8/23/2013
8/24/2013
8/25/2013
8/26/2013
8/27/2013
Date

- Nutritional Deficiency
- Initial Data
- Development Status
- Distribution Channels
- Anticipated Launch Date
- Appetite Suppression
- Early Satiety
- Carbohydrate Craving
- Increase in Fat Metabolism